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                                                                   EXHIBIT 10.14


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                           EXCHANGE APPLICATIONS, INC.

                            (a Delaware corporation)





                        ---------------------------------

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                        ---------------------------------







                                DECEMBER 4, 1997





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                                             AMENDED AND RESTATED REGISTRATION
                                   RIGHTS AGREEMENT dated as of December 4,
                                   1997, among EXCHANGE APPLICATIONS, INC., a
                                   Delaware corporation (the "CORPORATION"), and the INVESTORS (as defined below).


         The Investors own or have the right to purchase or otherwise acquire (by the exercise, exchange or conversion of shares of the Corporation's capital stock owned by the Investors) shares of the Corporation's Common Stock (as defined below). The Corporation and the Investors deem it to be in their respective best interests to set forth the rights of the Investors in connection with public offerings and sales of the capital stock of the Corporation.

         ACCORDINGLY, in consideration of the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. DEFINITIONS; RULES OF CONSTRUCTION.

            (a) DEFINITIONS. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which banks are not required to be open in New York, New York or Boston, Massachusetts.

         "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "COMMON STOCK" means the Common Stock, $.001 par value, of the Company.

         "COMMON STOCK EQUIVALENT" means (i) one share of Common Stock or (ii) the right to acquire, whether or not immediately exercisable, one share of Common Stock, whether evidenced by an option, warrant, convertible security or other instrument or agreement.

         "CYRK" means CYRK, Inc., a Delaware corporation.


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         "CYRK/GPLP INVESTORS" means, collectively, CYRK, GPLP and their respective affiliates and partners, and each of their respective directors, officers, employees, partners and stockholders, in each case who hold Restricted Shares, and shall also include any successor to, or assignee or transferee of Restricted Shares held by, any of the foregoing Persons who or which executes and delivers to the Corporation an Investor Joinder.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "GPLP" means Grant & Partners Limited Partnership, a Delaware limited partnership.

         "INITIAL PUBLIC OFFERING" means the initial Public Offering of the Common Stock, registered pursuant to the Securities Act.

         "INSIGHT" means Insight Venture Partners I, L.P., a Delaware limited partnership.

         "INSIGHT II" means Insight Capital Partners II, L.P., a Delaware limited partnership.

         "INSIGHT INVESTORS" means, collectively, Insight, Wexford and their respective affiliates and partners, and each of their respective directors, officers, employees, partners and stockholders, in each case who hold Restricted Shares, and shall also include any successor to, or assignee or transferee of Restricted Shares held by, any of the foregoing Persons who or which executes and delivers to the Corporation an Investor Joinder.

         "INSIGHT II INVESTORS" means, collectively, Insight II and Wexford and their respective affiliates and partners, and each of their respective directors, officers, employees, partners and stockholders, in each case who hold Restricted Shares, and shall also include any successor to, or assignee or transferee of Restricted Shares held by any of the foregoing Persons who or which executes and delivers to the Corporation an Investor Joinder.

         "INVESTOR JOINDER" means a joinder agreement, substantially in the form of EXHIBIT A hereto, by which a Person may become an Investor after the date hereof.

         "INVESTORS" means, collectively, each of the Persons listed on Schedule I hereto and any other Person who becomes a party to this Agreement as an Investor, and includes any successor to, or assignee or transferee of, any such Person and




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who or which executes and delivers to the Corporation an Investor Joinder.

         "MAJORITY OF THE INSIGHT INVESTORS" means those Insight Investors who hold in the aggregate in excess of 50% of the Restricted Shares (on a Common Stock Equivalent basis) held by all of the Insight Investors.

         "MAJORITY OF THE INSIGHT II INVESTORS" means those Insight II Investors who hold in the aggregate in excess of 50% of the Restricted Shares (on a Common Stock Equivalent basis) held by all of the Insight II Investors.

         "OTHER SHARES" means, at any time, those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

         "PERSON" shall be construed broadly and shall include an individual, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "PRIMARY SHARES" means, at any time, the authorized but unissued shares of Common Stock and shares of Common Stock held by the Corporation in its treasury.

         "PUBLIC OFFERING" means a public offering of Common Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of Common Stock to be issued as consideration in connection with a business acquisition or an offering of Securities issuable pursuant to an employee benefit plan.

         "REGISTRABLE SHARES" means Restricted Shares which constitute Common Stock.

         "REGISTRATION DATE" means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

         "RESTRICTED SHARES" means, at any time and with respect to any Investor, the shares of Common Stock and any other Securities issued by the Corporation which by their terms are exercisable or exchangeable for or convertible into Common Stock, and any Securities issued by the Corporation received on or with respect to any such Common Stock, which are held by such Investor and which heretofore have not been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144 or may not be sold under Rule 144(k).



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         "RULE 144" means Rule 144 promulgated by the Securities and Exchange
Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

         "SECURITIES" means, with respect to any Person, such Person's "SECURITIES" as defined in Section 2(1) of the Securities Act and includes, without limitation, such Person's capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock or other equity interests.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "WEXFORD" means Wexford Insight LLC, a Delaware limited liability company. RULES OF CONSTRUCTION. The use in this Agreement of the term "INCLUDING" means "INCLUDING, WITHOUT LIMITATION." The words "herein", "HEREOF", "HEREUNDER" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

         2. REQUIRED REGISTRATION.

            (a) If at any time from and after the Registration Date, the Corporation shall be requested by either a Majority of the Insight Investors or by a Majority of the Insight II Investors to effect the registration under the Securities Act of Registrable Shares with an anticipated aggregate offering price of at least $5,000,000 in a firm commitment, underwritten Public Offering to be managed by an underwriter selected by the Company and reasonably acceptable to a Majority of the Insight Investors, in the case where Registration was requested by the



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Insight Investors, or by a Majority of the Insight II Investors, in the case where registration was requested by the Insight II Investors, it shall promptly give written notice to the other Investors of its requirement so to register such Registrable Shares and, upon the written request, delivered to the Corporation within 30 days after delivery of any such notice by the Corporation, of the other Investors to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Corporation shall, subject to SECTION 2(b), promptly use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Corporation has been so requested to register.

            (b) Anything contained in SECTION 2(a) to the contrary notwithstanding, the Corporation shall not be obligated to effect pursuant to
SECTION 2(a) any registration under the Securities Act except in accordance with the following provisions:

                (i) the Corporation shall not be obligated to use its best efforts to file and cause to become effective

                      (A) more than (1) two registration statements on Form S-1
              (or any successor form thereto) (the "S-1 Registration") initiated pursuant to SECTION 2(a) by a majority of the Insight Investors and (2) two S-1 Registrations initiated by a Majority of the Insight II Investors pursuant to which the Registrable Shares requested to be included therein have been effectively sold thereunder or

                      (B) any registration statement during any period in which
              any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days;

                (ii) the Corporation may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to SECTION 2(a) if at the time of such request the Corporation is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment, underwritten Public Offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to SECTION 3;



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                (iii) with respect to any registration pursuant to SECTION 2(A), the Corporation may include in such registration any Primary Shares or Other Shares; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that the inclusion of all of the Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all of such securities, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                      (A) FIRST, the Registrable Shares requested by the Insight
              Investors and Insight II Investors to be included in such registration (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

                      (B) SECOND, the Registrable Shares requested by the
              CYRK/GPLP Investors to be included in such registration (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

                      (C) THIRD, the Registrable Shares requested by Investors
              (other than the Insight Investors, Insight II Investors or the CYRK/GPLP Investors) to be included in such registration (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

                      (D) FOURTH, the Primary Shares; and

                      (E) FIFTH, the Other Shares.

            (c) A requested registration under SECTION 2(a) may be rescinded prior to such registration being declared effective by the Commission by written notice to the Corporation either from the Majority of Insight Investors initiating such registration, in the case where the Insight Investors initiated registration pursuant to SECTION 2(a), or from the Majority of Insight II Investors initiating such registration, in the case where the Insight II Investors initiated registration pursuant to SECTION 2(a); PROVIDED, HOWEVER, that such rescinded registration shall not be deemed a registration statement initiated pursuant to SECTION 2(a) for the purpose of SECTION 2(a)(i)(A) if (x) such request of withdrawal shall have been caused by, or made in response to, the material adverse effect of an event on the business, operations, assets or




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condition (financial or otherwise) of the Corporation and its subsidiaries taken as a whole or (y) the Corporation shall have been reimbursed for all out-of-pocket expenses incurred by the Corporation in connection with such rescinded registration.

            3. PIGGYBACK REGISTRATION.

            If the Corporation at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) (but not in connection with any Initial Public Offering), it shall promptly give written notice to the Investors of its intention to so register such Primary Shares or Other Shares and, upon the written request, delivered to the Corporation within 30 days after delivery of any such notice by the Corporation, of any Investor to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                (i)   FIRST, the Primary Shares;

                (ii) SECOND, the Registrable Shares requested to be included in such registration (or, if necessary, PRO RATA among the holders thereof, based upon the number of Registrable Shares requested to be registered by each such holder); and

                (iii) THIRD, the Other Shares.



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         4. REGISTRATIONS ON FORM S-3.

         Anything contained in SECTION 2 to the contrary notwithstanding, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, a Majority of the Insight Investors and a Majority of the Insight II Investors shall have the right to request in writing an unlimited number of registrations on Form S-3 (or any successor form thereto) of Registrable Shares, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof, which shall have an anticipated aggregate offering price of at least $2,500,000, and (ii) state the intended method of disposition of such Registrable Shares. A requested registration on Form S-3 or any such successor form in compliance with this SECTION 4 shall not count as a registration statement initiated pursuant to SECTION 2 but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided in this SECTION 4, be subject to SECTION 2.

         5. HOLDBACK AGREEMENT.

         If the Corporation at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to SECTION 2) for sale to the public, the Investors shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Shares (other than those shares of Common Stock included in such registration pursuant to SECTIONS 2, 3 or 4) without the prior written consent of the Corporation for a period designated by the Corporation in writing to the Investors, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such Public Offering shall be made and shall not last more than 180 days after the effective date of such registration statement. The Corporation shall obtain the agreement of any Person permitted to sell shares of stock in a registration to be bound by and to comply with this SECTION 5 as if such Person was an Investor hereunder.

         6. PREPARATION AND FILING.

         If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

            (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier);



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            (b) furnish, at least five business days before filing a
registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by Insight and Insight II (the "INVESTORS' COUNSEL"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investors' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

            (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

            (d) notify in writing the Investors' Counsel promptly of (i) the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose (and the Corporation shall use its best efforts to prevent the issuance thereof or, if issued, to obtain its withdrawal) and (iii) the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

            (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests, to keep such registrations or qualifications in effect for so long as the registration statement covering such Registrable Shares remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; PROVIDED, HOWEVER, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to



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general service of process in any jurisdiction where it would not otherwise be required to do so but for this SECTION 6(e);

            (f) furnish to each seller of Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

            (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

            (h) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in
SECTION 6(A), of the happening of any event known to the Corporation as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (i) make available upon reasonable notice and during normal business hours, for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "INFORMATION") reasonably requested by any such Inspector in connection with such registration statement (any of the Information which the Corporation determines in good faith to be confidential, and of



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which determination the Inspectors are so notified, shall not be disclosed by the Inspectors, unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or, upon the written advice of counsel, is otherwise required by law, or (iii) such Information has been made generally available to the public, and each seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

            (j) use its best efforts to obtain from its independent certified public accountants "COLD COMFORT" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

            (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form, naming each seller of Registrable Shares as an additional addressee or party who may rely thereon;

            (l) provide a transfer agent and registrar (which may be the same Person and which may be the Corporation) for such Registrable Shares;

            (m) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering, certificates evidencing such Registrable Shares;

            (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall request;

            (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and



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            (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

         7. EXPENSES.

         All expenses incurred by the Corporation in complying with SECTION 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants and fees and expenses of the Investors' Counsel, shall be paid by the Corporation; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall not be borne by the Corporation but shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

         8. INDEMNIFICATION.

            (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless each seller of such Registrable Shares, each underwriter, broker or any other Person acting on behalf of such seller and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such underwriter, such broker or such other Person acting on behalf of such seller and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with



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investigating or defending any such loss, claim, damage, liability or action;
PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof.

            (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in SECTION 8(a)) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other Person acting on behalf of such seller and each Person who controls any of the foregoing Persons within the meaning of the Securities Act and each other seller of Registrable Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter through an instrument duly executed by such seller or a Person duly acting on their behalf specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in SECTIONS 8(a) and
(b), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this SECTION 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this
SECTION 8. The indemnifying party shall not be liable to indemnify any indemnified party for any settlement of any claim or action effected without the consent of the indemnifying party. The indemnifying party may not settle any claim or action brought against an indemnified party unless such indemnified party is released from all and any liability as part of such settlement.

            (d) If the indemnification provided for in this SECTION 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         9. UNDERWRITING AGREEMENT.

         Notwithstanding the provisions of SECTIONS 5 through 8, to the extent that the Investors shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such SECTIONS, the provisions contained in such SECTIONS addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Corporation if the Corporation is not a party to the underwriting or similar agreement.

         10. INFORMATION BY HOLDER.

         Each holder of Registrable Shares to be included in any such registration shall furnish to the Corporation and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Corporation or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         11. EXCHANGE ACT COMPLIANCE.

         From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with each Investor in supplying such information as may be necessary for such Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

         12. MERGERS, ETC.

         The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "REGISTRABLE SHARES" shall be deemed to include the shares of common stock, if any, that holders of Registrable Shares would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization; PROVIDED, HOWEVER, that, to the extent holders of

Registrable Shares receive securities that are by their terms convertible into shares of common stock of the issuer thereof, then only such shares of common stock as are issued or issuable upon conversion of said convertible securities shall be included within the definition of "REGISTRABLE SHARES."

         13. NEW CERTIFICATES.

         As expeditiously as possible after the effectiveness of any registration statement filed pursuant to this Agreement, the Corporation will deliver in exchange for any legended certificate evidencing Restricted Shares so registered, new stock certificates not bearing any restrictive legends, provided that in the event less than all of the Restricted Shares evidenced by such legended certificate are registered, the holder thereof agrees that a new certificate evidencing such unregistered shares will be issued bearing the appropriate restrictive legend.

         14. NO CONFLICT OF RIGHTS.

         The Corporation represents and warrants that the registration rights granted to the Investors hereby do not conflict with or impair any other registration rights granted by the Corporation. The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby, including, but not limited to, (i) registration rights superior to the registration rights granted herein, and (ii) registration rights that would allow any Person to register any Registrable Shares or Other Shares in a registration initiated under SECTIONS 2 or 4 other than in the manner and priority contemplated by such SECTIONS.

         15. TERMINATION.

         This Agreement shall terminate and be of no further force or effect when there shall no longer be any Restricted Shares outstanding.

         16. SUCCESSORS AND ASSIGNS.

         This Agreement shall bind and inure to the benefit of the Corporation and the Investors and, subject to SECTION 17, their respective successors and assigns.

         17. ASSIGNMENT.

         Each Investor may assign its rights hereunder to any purchaser or transferee from such Investor of Restricted Shares; PROVIDED, HOWEVER, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute an Investor Joinder, whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of "INVESTOR" herein and had originally been a party hereto.

         18. SEVERABILITY.

         It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         19. ENTIRE AGREEMENT.

         This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect thereto.

         20. NOTICES.

         All notices or other communications which are required or otherwise delivered hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered or sent by telecopier, (b) sent by nationally recognized overnight courier or (c) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            If to the Corporation, to:

               Exchange Applications, Inc.
               695 Atlantic Avenue
               Boston, Massachusetts 02111
               Telephone: (617) 737-2244
               Telecopy:  (617) 790-2821
               Attention: Andrew Frawley

            with a copy to:

               Bingham, Dana & Gould LLP
               150 Federal Street
               Boston, Massachusetts  02110
               Telephone: (617) 951-8866
               Telecopy:  (617) 951-8736
               Attention: Neil W. Townsend, Esq.

            If to an Investor, at his or its address set forth on SCHEDULE I hereto.

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) when delivered, if personally delivered or sent by telecopier, (ii) on the first Business Day after dispatch, if sent by nationally recognized, overnight courier guaranteeing next Business Day delivery and (iii) on the fifth Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail.

         21. MODIFICATIONS; AMENDMENTS; WAIVERS.

         The terms and provisions of this Agreement may not be modified or amended, nor may any provision applicable to the Investors be waived, except pursuant to a writing signed by (i) the Corporation, (ii) a Majority of the Insight Investors, (iii) a Majority of the Insight II Investors and (iv) the holders of at least a majority of the Restricted Shares (on a Common Stock Equivalent basis) held by all Investors (unless such amendment, modification or waiver affects such Investors in the same fashion as all Investors). The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         22. GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflicting provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the laws of any jurisdiction other than the Commonwealth of Massachusetts to be applied, except to the extent that this Agreement relates to the internal affairs of the Corporation, which shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice of law or conflicting provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied to such matters. In furtherance of the foregoing, the internal law of the Commonwealth of Massachusetts or the State of Delaware, as the case may be, shall control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         23. COUNTERPARTS; VALIDITY.

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. The failure of any Person holding Registrable Shares to execute this Agreement does not make it invalid as against any other Person holding Registrable Shares.

         24. HEADINGS.

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

                                                 EXCHANGE APPLICATIONS, INC.

                                                 By: /s/ Andrew J. Frawley
                                                     -----------------------
                                                     Andrew J. Frawley
                                                     President

                                         INVESTORS:


                                         INSIGHT VENTURE PARTNERS I, L.P.

                                         BY: INSIGHT VENTURE ASSOCIATES, LLC,
                                             its general partner


                                         By: /s/ Jeffrey Horing
                                             -----------------------------------
                                             Name: Jeffrey Horing
                                             Title:



                                         INSIGHT CAPITAL PARTNERS II, L.P.

                                         BY: INSIGHT VENTURE ASSOCIATES II, LLC,
                                             its general partner


                                         By: /s/ Jeffrey Horing
                                             -----------------------------------
                                             Name: Jeffrey Horing
                                             Title:

                                            WEXFORD INSIGHT LLC

                                            BY: WEXFORD MANAGEMENT LLC,
                                                  its investment manager

                                            By: /s/ Robert Holtz
                                                --------------------------------
                                                Name: Robert Holtz
                                                Title: Principal



                                            CYRK, INC.

                                            By: /s/ Patrick Brady
                                                --------------------------------
                                                Name: Patrick Brady
                                                Title: President

                                   INVESTORS:


                                   GRANT & PARTNERS LIMITED PARTNERSHIP

                                   BY: GRANT & PARTNERS, INC.,
                                       its general partner


                                   By: /s/ Alan W. H. Grant
                                       -----------------------------------------
                                       Name: Alan W. H. Grant
                                       Title: President, Grant & Partners, Inc.


                                   /s/ Andrew J. Frawley
                                   ---------------------------------------------
                                   Andrew J. Frawley


                                   /s/ Michael J. Feldman
                                   ---------------------------------------------
                                   Michael J. Feldman


                                   /s/ Michael McGonagle
                                   ---------------------------------------------
                                   Michael McGonagle